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                                                                    EXHIBIT 10.9


                                 LOAN AGREEMENT

Hypercom Pty. Ltd. ("Hypercom") hereby agrees to loan to George Wallner ("Employee") One Million Dollars Australian (A$1,000,000.00) on the following terms and conditions:

1. The loan will be on an interest-free basis.

2. The loan is to be repaid by March 3, 2004.

3. This loan may be prepaid, at any time, in whole or in part, without penalty.

4. This loan agreement shall, at the option of Hypercom, be immediately due and payable upon the occurrence of the following:

          a. Upon the termination of Employee's employment with Hypercom or any of the Hypercom family of companies; or

          b. Upon the filing by Employee for relief under any provisions of the Bankruptcy Code; or by suffering an involuntary petition for bankruptcy or receivership not vacated within thirty (30) days.

5. In the event this Loan Agreement shall be in default, and placed with an attorney for collection, then the undersigned agrees to pay all reasonable attorney fees and costs of collection.

6. No changes to this Loan Agreement may be made except by a written agreement signed by the parties hereto.

Hypercom Pty. Ltd.                              George Wallner

By: /s/ Glenn Olson                             Signature: /s/ George Wallner
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Name:      Glenn Olson
     --------------------------

Title:       Director
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Effective Date:    10/12/96
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